Sandler O’Neill + Partners Cincinnati, Columbus, Cleveland March 20-21, 2013

Forward looking statements This presentation contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3) the Company could have adverse legal actions of a material nature; (4) the Company may face competitive loss of customers; (5) the Company may be unable to manage its expense levels; (6) the Company may have difficulty retaining key employees; (7) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (8) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (9) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (10) the Company may experience difficulties growing loan and deposit balances; (11) the current economic environment poses significant challenges for us and could adversely affect our financial condition and results of operations; (12) continued deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions resulting in either actual losses or other than temporary impairments on such investments; (13) the effects of the Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) recently adopted by the United States Congress; and (14) the integration of the operations of City Holding and Community Financial may be more difficult than anticipated..  Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

Total Assets $3.4 bil Branches 83 FTE 959 Market Cap $568 mil Institutional Ownership 61% Average Daily Volume $1.6 mil Date: March 12, 2013

Legacy West Virginia markets 1st Branch Share & 8% Deposit Share in Huntington WV/Ashland KY MSA $4.4 Billion 1st Branch Share & 10% Deposit Share in WV’s largest market; $6.1 Billion 1st & 29% Deposit Share $2.0 Billion 3rdBranch Share & 9% Deposit Share in Morgan, Berkeley & Jefferson Co. WV $2.1Billion

Acquisitions in Growth Markets

Virginia Savings Bank Closed May 31, 2012 5 branches in Virginia $73 million in loans $123 million in deposits 5,700 households Regional population of 185,000 Regional Households of 72,000 Projected Population growth of 5.0% over 5 yrs Our primary competitors in this market are BB&T, United Bank, Bank of Clarke County, and Wells Fargo

Community Bank Closed January 10, 2013 10 branches in Virginia Eight Branches in Staunton, VA region Population of 205,000 Households of 79,000 Competitors: STEL, BBT, STI, BAC, UBSI Two Branches in Virginia Beach Region Population of 1.7 million Households of 625,000 $410 million in loans $380 million in deposits 14,100 households Projected Population growth of 3.1% over 5 years in Staunton, VA region

Market Position Note: Grey highlight indicates original market, yellow highlight indicates market expansion as a result of the acquisition of Virginia Savings Bancorp, Inc., and green highlight indicates market expansion as a result of the acquisition of Community Financial Corporation *

Loan Composition and Loan/Deposit Ratio

Virginia Savings Bank Progress resolving asset quality problems Took a $10.05 million Mark-to-Market at acquisition Mark stood at $6.28 million at 2/28/13 Non-performing assets down 40% due to charge-off or workout OREO down 33% due to charge-off or workout Past-due loans down 76% At Feb 28, 2013 the Mark stands at 217% of NPA’s

Challenges: Economic Activity Margin Compression Loan Competition Regulatory Compliance Regulatory Agenda Integration & Culture

The key to City’s success: an enviable deposit franchise Branches 83 Average Deposits per Branch $34.2 MM Average Households per Branch 2,200 Average Deposit Share 12.2% Average Household Share* 24% * - Excludes Coastal Region

Low cost and stable funding: Data: December 31, 2012

Solid core deposits drive strong net interest margin: Peer Data as of December 31, 2012 3.96% March 2008 thru June 2011: NIM supported by Interest Rate Floors

CHCO’s sensitivity to interest rate risk which assumes that deposit mix composition changes as rates rise: Immediate Basis Point Change in Interest Rates Estimated Increase or Decrease in Net Income between 1-12 months +400 Bp +4.2% +300 Bp +3.8% +200 Bp 2.5% +100 Bp -0.3% Data: December 31, 2012

Strong deposit franchise drives top decile non-interest revenue: *As of December 31, 2012. Non-interest income excludes investment gains/(losses) Sample of 279 reporting publicly traded banks and thrifts with assets between $1 and $10 billion as of December 31, 2012, excluding investment gains/(losses)

Non-interest income is branch driven: 2007 2008 2009 2010 2011 2012 Electronic Fee Income $7.9 $8.6 $9.0 $9.9 $11.1 $12.4 All Other Service Fee Income $36.5 $37.4 $36.0 $30.1 $27.0 $26.3 Insurance 4.1 4.2 5.6 5.5 5.9 6.1 Investment Management 2.0 2.2 2.3 2.8 3.1 3.8 BOLI 2.5 2.9 3.3 3.4 3.2 3.0

Stable past-due loans (30+ days) Past-due loans trends are stable and reflect better economics in City’s core markets

Charge-off trends: Source: FDIC, All Insured Depository Institutions Peer data as of September 30, 2012

Non-performing assets & OREO Source: FDIC, All Insured Depository Institutions Peer data as of September 30, 2012

1. Bank Director ranked City #3 of largest 150 US banks in 2010 2. Bank Director ranked City #8 among US Banks with assets between $1B - $5B in 2011 3. Bank Director named City 10th on the “Nifty Fifty” for best use of capital A High Performing Bank

ROA

ROTCE

Efficiency Ratio Data as calculated using SNL Financial definition

Noninterest Income/Total Revenues

Growth: CHCO is positioned to achieve “reasonable growth” in its core franchise Commercial Retail Insurance Trust & Investment Management

Commercial loan growth: Success achieved due to community bank orientation, strong team, strong underwriting, and strong local economies

North Carolina Loan Production Office Markets: Charlotte, Winston-Salem, Raleigh, & Norfolk, VA Projects: Apartments 20%, High Tech Office Bldgs 25%, GSA 20%, Grocery and Other Retail Stores 30%; Medical Office Bldgs 5% Loans Outstanding: $87.1 million Debt Service Coverage * 1.65x Loan to Value* 62% Weighted Average Rate 4.27% Average Loan Size $4.4 million * Based on average of this portfolio In 2007, City opened a LPO in Charlotte staffed with 2 lenders and focused on commercial real estate lending.

Deposit growth opportunity: CHCO has many small deposit relationships; peers tend to have larger commercial & public deposits Branches Deposits Deposits/Branch CHCO 83 $ 2.8 B $34 million BBT 80 $ 6.0 B $74 million UBSI 38 $ 1.9 B $51 million JPM 19 $ 1.2 B $66 million HBAN 17 $ 0.9 B $53 million Includes branches within 5 miles of City branch Source: SNL

De novo branch results

CityInsurance: Growing Revenues Lines of Business 2006 $2.3 million Personal Lines 2007 $4.1 million Workers Compensation 2008 $4.2 million Health/Benefits/Life Ins 2009 $5.6 million Property/Casualty 2010 $5.5 million 2011 $5.9 million 2012 $6.1 million Markets Acquisitions Charleston (3 locations) Dickens & Clark (Teays Valley) Huntington Patton Insurance - Nitro Ripley Millcreek Insurance - Ripley Beckley Ashland Area Insurance Martinsburg Ashland

Trust AUM: Strong growth CAGR (Dec 31, 2004-December 31, 2012) over 11.2%

CHCO: Capital flexibility Tangible common equity at 12/31/12: 9.40% Dividends Increased 10% in April 2004 to $0.88 Increased 14% in April 2005 to $1.00 Increased 12% in April 2006 to $1.12 Increased 11% in April 2007 to $1.24 Increased 10% in April 2008 to $1.36 Increased 3% in January 2012 to $1.40 Dividend yield of 3.6% (as of 3/12/13) Dividend payout ratio 47% (Analyst est. EPS for 2013 of $2.99) Share repurchases Purchased 237,535 shares during 2012 (1.6%) Purchased 755,501 shares during 2011 (4.9%) Driven by CHCO’s strong profitability, CHCO can achieve greater long-term share repurchase activity than peers.

Tangible Common Equity: strong following 2 acquisitions in 2012/3

Share Count:

Short Position in CHCO

Growth per share (12/31/04 – 12/31/12): Loans per share: 6.4% CAGR Deposits per share: 5.4% CAGR Non-interest inc per share: 2.7% CAGR Expenses per share*: 4.0% CAGR Implication: While CHCO operates in relatively low growth markets, high profitability allows share repurchases, which have driven core earnings despite the economic environment of the last several years * -Excluding one-time merger expenses

Acquisition philosophy: Historically less acquisitive than peers Acquisitions must truly be strategic or meaningfully accretive Opportunities have increased Actively looking: In-market Adjacent market Growth markets Size: Generally $100MM to $1B

Acquisition territory:

CHCO represents good value and stability Pricing Metrics*: Price to Book: 171% Price to Tangible Book: 212% Price to 2013 Projected Earnings** 12.8x Dividend Yield 3.6% Div Payout Ratio (First Call)** 47% Tangible Capital/Tangible Assets*** 9.40% Institutional Ownership 61% * Based on Price of $38.18 (3/12/13) ** Based on analyst estimate of $2.99 (average of 7) *** December 31, 2012